Supplemental Information

Columbia Property Trust, Inc. Table of Contents Introduction Executive Summary 3 Company Profile & Investor Contacts 4 Capitalization Analysis & Research Coverage 5 2019 Guidance 6 Financial Information Consolidated Balance Sheet - GAAP 7 Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures 8 Consolidated Statements of Operations - GAAP 9 Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures 10 Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) 11 Net Operating Income 12 - 13 Third-Party Management Income 14 Capital Expenditure Summary 15 Debt Overview 16 Debt Covenant Compliance 17 Debt Maturities 18 Summary of Unconsolidated Joint Ventures 19 Operational & Portfolio Information Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue 20 Property Overview - Square Feet & Occupancy 21 Occupancy Summary 22 Leasing Summary 23 Lease Expiration Schedule 24 Lease Expiration by Market 25 Top 20 Tenants & Tenant Industry Profile 26 Transaction Activity (1/1/17 - 10/23/19) 27 - 28 Development Projects 29 Additional Information Reconciliation of Net Income to Normalized Funds From Operations (NFFO) 30 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) 30 Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) 31 Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO) 31 Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties 32 - 33 Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties 34 - 35 Definitions 36 Forward Looking Statements: This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our 2019 guidance and underlying assumptions; expectations on timing of completion of announced acquisitions; our pending acquisition of Normandy Real Estate Management (“Normandy”), including the expected timing of closing of the transaction; expectations on occupancy rates and additional growth in same store net operating income; our ability to obtain future financing; future acquisitions and dispositions of operating assets; future repurchases of common stock; and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other owners and operators of real estate); risks relating to our ability to maintain and increase property occupancy rates and rental rates; adverse economic or real estate developments in the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, and the ability to refinance indebtedness as it comes due; sensitivity of our operations and financing arrangements to fluctuations in interest rates; reductions in asset valuations and related impairment charges; risks relating to construction, development, and redevelopment activities; risks associated with the ability to consummate the proposed transactions with Normandy, including the timing of the closing of the proposed transactions, the ability to realize anticipated benefits and synergies of the proposed transactions, and amount of the costs, fees, expenses, and charges related to the proposed transactions; and risks relating to repositioning our portfolio; risks relating to lease terminations, lease defaults, or changes in the financial condition of our tenants, particularly by a significant tenant; risks relating to acquisition and disposition activities; risks associated with possible cybersecurity attacks against us or any of our tenants; potential adverse impact of market interest rates on the market price for our securities; potential liability for uninsured losses and environmental contamination; risks associated with joint ventures, including disagreements with, or misconduct by, joint venture partners; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that may cause actual results to differ from expectation, see our Annual Report on Form 10-K for the year ended December 31, 2018 and subsequently filed periodic reports. On the Cover: 799 Broadway, New York (rendering). Supplemental Information - Q3 2019 2

Columbia Property Trust, Inc. Q3 2019 Executive Summary Financial Highlights & Guidance: • For the third quarter of 2019, net loss per diluted share was $(0.17) (page 9), Normalized FFO (NFFO)(1) per diluted share was $0.39 (page 11), cash flows from operations were $40.5 million (page 30), Adjusted FFO (AFFO)(1) was $34.7 million (page 11), and same store net operating income (based on cash rents) increased 6.5% (page 12). • 2019 guidance updated as follows (see page 6 for more information regarding guidance): Prior New Low High Low High Net income (per share) $0.51 $0.55 $0.27 $0.29 NFFO (per share) $1.42 $1.46 $1.47 $1.49 E Operational and Transactional Highlights: • Portfolio is 96.9% leased and 94.6% occupied (page 21). Leased 198,000 square feet during the quarter with positive GAAP and cash rent releasing spreads of 77.0% and 52.8%, respectively (page 23). • Entered into an agreement to acquire Normandy Real Estate Management, a leading developer, operator, and investment manager of office and mixed-use assets in New York; Boston; and Washington, D.C. for $100 million payable in combination of cash ($13.5 million) and equity (3,264,151 OP units at a $26.50 strike price). • Sold Lindbergh Center, our last property in Atlanta, on September 26, 2019 for a gross sales price of $187.0 million (page 28). • Under contract to acquire 250 Church Street in New York through a joint venture, with closing expected later this year. We plan to redevelop the property. Capital Structure: • As of September 30, 2019, our net debt (2) to real estate asset ratio is 27.7%, with no near-term maturities; and no mortgage debt on any of our consolidated properties (page 16). • Entered into an interest rate swap agreement to effectively fix the interest rate on the $300 Million Term Loan at 2.55% (page 16). • Approved a stock repurchase plan of $200 million through September 2021 (page 5). • Paid quarterly dividend of $0.20 per share ($0.80 annualized) (page 5). (1) For definitions and reconciliations of these non-GAAP financial metrics see pages 30 - 36. (2) Net debt is calculated by reducing our debt balance for cash on hand. Supplemental Information – Q3 2019 3

Columbia Property Trust, Inc. Company Profile & Investor Contacts Company Overview Columbia Property Trust (NYSE: CXP) creates value through owning, operating and developing Class-A office buildings in high-barrier U.S. office markets, primarily New York, San Francisco, and Washington D.C. Columbia is deeply experienced in transactions, asset management and repositioning, leasing, and property management. It employs these competencies to grow value across its high-quality, well-leased portfolio of 16 operating properties that contain over seven million rentable square feet, as well as two properties under development or redevelopment. Columbia has investment-grade ratings from both Moody’s and Standard & Poor’s. For more information, please visit www.columbia.reit. When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This report includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. We share control of the operations of the properties owned through unconsolidated joint ventures, and recognize that proportional financial data may not depict all of the legal and economic implications of our interest in these joint ventures. Executive and Senior Management E. Nelson Mills James A. Fleming Linda M. Bolan David T. Cheikin Chief Executive Officer, Executive Vice President Senior Vice President Senior Vice President President and Director Chief Financial Officer Property Management Strategic Real Estate Initiatives and Sustainability David S. Dowdney Wendy W. Gill Kevin A. Hoover Amy C. Tabb Senior Vice President Senior Vice President Senior Vice President Senior Vice President Leasing Corporate Operations Portfolio Management Business Development Chief Accounting Officer and Transactions Board of Directors Carmen M. Bowser John L. Dixon David B. Henry Murray J. McCabe E. Nelson Mills Independent Director Independent Director Independent Director Independent Director Chief Executive Officer Chairman President Constance B. Moore Michael S. Robb George W. Sands Thomas G. Wattles Independent Director Independent Director Independent Director Independent Director Investor Relations Shareholder Services Corporate Counsel James A. Fleming T 855-347-0042 (toll free) King & Spalding LLP Executive Vice President & Chief Financial Officer F 816-701-7629 1180 Peachtree Street T 404-465-2126 E shareholders@columbia.reit Atlanta, GA 30309 E Jim.Fleming@columbia.reit T 404-572-4600 www.kslaw.com Matt Stover Director - Finance & Investor Relations T 404-465-2227 E Matt.Stover@columbia.reit Supplemental Information - Q3 2019 4

Columbia Property Trust, Inc. Capitalization Analysis & Research Coverage Unaudited ($ & shares in thousands except for per-share data and percentages) Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Common Stock Data Weighted-Average Shares Outstanding - Basic 116,522 116,509 116,462 116,853 117,609 Weighted-Average Shares Outstanding - Diluted 116,821 116,823 116,880 117,359 118,207 High Closing Price $22.06 $23.05 $23.09 $23.53 $24.23 Low Closing Price $20.70 $20.57 $18.73 $18.13 $22.45 Average Closing Price $21.33 $22.18 $21.62 $21.42 $23.26 Closing Price (as of period end) $21.15 $20.74 $22.51 $19.35 $23.64 Dividends / Share (annualized) $0.80 $0.80 $0.80 $0.80 $0.80 Dividend Yield (annualized) (1) 3.8% 3.9% 3.6% 4.1% 3.4% Common Shares Outstanding (1) 116,909 116,909 116,880 116,698 117,984 Market Value of Common Shares (1) $2,472,625 $2,424,693 $2,630,969 $2,258,106 $2,789,142 Total Market Capitalization (1) (2) $3,842,256 $3,840,019 $4,230,949 $3,806,089 $4,214,592 Common Stock Repurchases Shares Purchased - - - 1,286 - Weighted-Average Price Per Share - - - $22.32 - Total Value of Shares Purchased - - - $28,705 - Equity Research Coverage BMO Capital Markets Inc. Evercore ISI JMP Securities Morgan Stanley John P. Kim Sheila McGrath Mitch Germain Vikram Malhotra 212-885-4115 212-497-0882 212-906-3546 212-761-7064 SunTrust Robinson Humphrey Michael R. Lewis 212-319-5659 Debt Research Coverage J.P. Morgan Securities Wells Fargo Mark Streeter Thierry Perrein 212-834-5086 704-410-3262 Rating Agencies Moody's Investor Services Standard & Poor's Lori Marks Fernanda Hernandez 212-553-1098 212-438-1347 (1) Based on closing price and ending shares for the last trading day of quarter. (2) Market value of shares plus gross debt as of quarter end. Supplemental Information - Q3 2019 5

Columbia Property Trust, Inc. 2019 Guidance Unaudited Twelve Months Ending 12/31/2019 Per share Low High Net income $0.27 $0.29 Real estate depreciation & amortization 1.34 1.34 Impairment loss on real estate assets 0.20 0.20 Gain on sale of real estate assets (0.36) (0.36) Funds From Operations $1.45 $1.47 Pre-acquisition costs 0.02 0.02 Normalized Funds From Operations $1.47 $1.49 2019 Portfolio Assumptions l Same Store NOI - Cash 8% - 10% l Leased percentage at year end: 96% - 98% l G&A expense - corporate $34M - $36M l Weighted-average common shares outstanding - diluted: 117M Investor Conference Call and Webcast: The Company will host a conference call and live audio webcast, both open for the general public to hear, on Thursday, October 24, 2019, at 5:00 p.m. ET to discuss financial results and business highlights. The number to call for this interactive teleconference is (647) 689-6598 and entering the conference ID, 8898099. A replay of the conference call will be available through October 31, 2019, by dialing (416) 621-4642 and entering the conference ID, 8898099. A webcast of the call will also be available at the company's website, www.columbia.reit. NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. Note that individual quarters may fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. Supplemental Information - Q3 2019 6

Columbia Property Trust, Inc. Consolidated Balance Sheet - GAAP Unaudited (in thousands) As of Period End 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Assets: Real estate assets, at cost: Land (1) $ 803,986 $ 803,986 $ 803,986 $ 817,975 $ 817,975 Buildings and improvements (1) 1,937,772 2,180,244 2,167,907 2,313,396 2,281,352 Buildings and improvements, accumulated depreciation (344,037) (395,250) (375,981) (403,355) (384,068) Intangible lease asset 107,069 138,888 139,057 183,421 181,522 Intangible lease asset, accumulated amortization (56,343) (78,234) (74,807) (84,881) (84,323) Construction in progress (1) 33,663 39,893 37,772 33,800 39,599 Real estate assets held for sale - - 202,294 - - Real estate assets held for sale, accumulated depreciation - - (56,948) - - Total real estate assets $ 2,482,110 $ 2,689,527 $ 2,843,280 $ 2,860,356 $ 2,852,057 Operating lease assets 29,710 63,563 63,829 - - Investment in unconsolidated joint ventures (page 8) 1,058,570 1,064,648 1,067,905 1,071,353 1,045,044 Cash and cash equivalents 147,485 11,981 18,551 17,118 15,596 Tenant receivables, net of allowance for doubtful accounts 2,474 2,904 3,760 3,258 2,815 Straight line rent receivable 87,076 87,190 83,828 87,159 83,023 Prepaid expenses and other assets 33,404 37,420 31,520 23,218 31,316 Intangible lease origination costs 56,147 91,744 91,812 99,440 99,579 Intangible lease origination costs, accumulated amortization (32,630) (62,124) (60,186) (65,348) (63,953) Deferred lease costs 86,520 81,792 81,257 105,174 93,248 Deferred lease costs, accumulated amortization (25,065) (23,850) (22,325) (27,735) (26,990) Investment in development authority bonds - - - - 120,000 Other assets held for sale - - 34,091 - - Other assets held for sale, accumulated amortization - - (13,593) - - Total assets $ 3,925,801 $ 4,044,795 $ 4,223,729 $ 4,173,993 $ 4,251,735 Liabilities: Line of credit and notes payable $ 450,000 $ 497,000 $ 683,000 $ 632,000 $ 559,700 Bonds payable 700,000 700,000 700,000 700,000 700,000 Discount and fees on notes and bonds payable (7,110) (7,461) (7,808) (8,154) (7,455) Operating lease liabilities 2,335 34,684 34,738 - - Accounts payable, accrued expenses, and accrued capital 53,281 43,403 37,962 49,117 52,725 expenditures Distributions payable - - - 23,340 - Deferred income 14,772 16,296 16,943 15,593 15,724 Intangible lease liabilities 28,902 42,350 42,351 42,847 42,594 Intangible lease liabilities, accumulated amortization (13,913) (24,208) (22,812) (21,766) (20,753) Obligations under capital leases - - - - 120,000 Liabilities held for sale - - 20,871 - - Liabilities held for sale, accumulated amortization - - (380) - - Total liabilities $ 1,228,267 $ 1,302,064 $ 1,504,865 $ 1,432,977 $ 1,462,535 Equity: Common stock $ 1,169 $ 1,169 $ 1,169 $ 1,167 $ 1,180 Additional paid in capital 4,424,372 4,422,833 4,420,727 4,421,587 4,448,688 Cumulative distributions in excess of earnings (1,723,248) (1,679,580) (1,703,945) (1,684,082) (1,665,745) Other comprehensive loss (4,759) (1,691) 913 2,344 5,077 Total equity $ 2,697,534 $ 2,742,731 $ 2,718,864 $ 2,741,016 $ 2,789,200 Total liabilities and equity $ 3,925,801 $ 4,044,795 $ 4,223,729 $ 4,173,993 $ 4,251,735 (1) As of September 30, 2019, the following amounts relate to the redevelopment of the 149 Madison property: $59.1 million in land, $29.0 million in buildings and improvements, and $16.7 million in construction in progress. Supplemental Information - Q3 2019 7

Columbia Property Trust, Inc. Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures (1) Unaudited (in thousands) As of Period End 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Assets: Real estate assets, at cost: Land (2) $ 297,785 $ 297,785 $ 297,785 $ 297,785 $ 225,227 Buildings and improvements 777,709 775,829 771,200 769,984 768,592 Buildings and improvements, accumulated depreciation (73,365) (67,071) (60,705) (54,440) (48,254) Intangible lease asset 41,944 41,944 41,944 43,163 43,760 Intangible lease asset, accumulated amortization (12,483) (11,249) (10,014) (9,694) (8,867) Construction in progress (2) 24,408 18,807 16,795 12,965 3,473 Total real estate assets $ 1,055,998 $ 1,056,045 $ 1,057,005 $ 1,059,763 $ 983,931 Operating lease assets 60,577 61,407 62,237 - - Cash and cash equivalents 20,994 23,453 22,815 23,666 19,676 Tenant receivables, net of allowance for doubtful accounts 1,315 866 1,231 911 1,229 Straight line rent receivable 21,778 20,913 20,327 19,437 18,509 Prepaid expenses and other assets 3,627 4,962 2,941 4,008 3,571 Intangible lease origination costs 30,240 30,240 30,240 30,423 30,515 Intangible lease origination costs, accumulated amortization (8,988) (8,155) (7,321) (6,593) (5,801) Deferred lease costs 23,332 22,659 21,953 21,271 20,632 Deferred lease costs, accumulated amortization (6,568) (6,035) (5,440) (4,960) (4,327) Total assets $ 1,202,305 $ 1,206,355 $ 1,205,988 $ 1,147,926 $ 1,067,935 Liabilities: Line of credit and notes payable $ 219,631 $ 218,326 $ 216,980 $ 215,983 $ 165,750 Fees on notes payable (2,069) (2,322) (2,574) (2,827) (128) Operating lease liabilities 166,046 165,476 164,907 - - Accounts payable, accrued expenses, and accrued capital 12,710 12,992 12,142 36,163 30,606 expenditures Deferred income 4,859 4,332 3,388 4,311 2,772 Intangible lease liabilities 34,177 34,177 34,177 116,422 116,758 Intangible lease liabilities, accumulated amortization (11,724) (10,727) (9,730) (11,441) (10,464) Total liabilities $ 423,630 $ 422,254 $ 419,290 $ 358,611 $ 305,294 Total equity $ 778,675 $ 784,101 $ 786,698 $ 789,315 $ 762,641 Total equity $ 778,675 $ 784,101 $ 786,698 $ 789,315 $ 762,641 Basis differences, net of $8,704 of accumulated amortization (3) 279,895 280,547 281,207 282,038 282,403 Investment in unconsolidated joint ventures (page 7) $ 1,058,570 $ 1,064,648 $ 1,067,905 $ 1,071,353 $ 1,045,044 $ - (1) Reflects CXP's ownership share of assets and liabilities for properties held in unconsolidated joint ventures (see page 19). (2) As of September 30, 2019, the following amounts relate to the development of the 799 Broadway property: $72.6 million in land and $21.1 million in construction in progress. (3) Reflects differences between historical costs recorded at the joint venture level and CXP's investment in the joint ventures. Basis differences result from differences in the timing of acquisition of interests in the joint venture, and formation costs incurred by CXP, and are amortized to income (loss) from unconsolidated joint ventures over the life of the related asset or liability. Supplemental Information - Q3 2019 8

Columbia Property Trust, Inc. Consolidated Statements of Operations - GAAP Unaudited (in thousands, except per-share amounts) Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Revenues: Lease revenues (1) $ 68,963 $ 69,601 $ 71,862 $ 71,746 $ 69,737 Asset & property management fee income 1,914 1,898 1,869 1,982 1,825 Other property income (2) 1,072 1,231 1,702 1,795 1,778 Total revenues $ 71,949 $ 72,730 $ 75,433 $ 75,523 $ 73,340 Operating expenses: Property operating costs 23,147 22,586 24,237 22,301 21,000 Asset and property management fee expense 102 164 255 235 206 Depreciation 19,773 19,335 20,404 20,401 19,878 Amortization 7,485 7,106 7,461 7,995 7,920 Impairment loss on real estate assets 23,364 - - - - General and administrative - corporate 7,103 8,180 8,424 8,600 8,303 General and administrative - unconsolidated joint ventures 839 838 809 895 746 Pre-acquisition costs 2,437 - - - - Total operating expenses $ 84,250 $ 58,209 $ 61,590 $ 60,427 $ 58,053 Other income (expense): Interest expense (10,289) (10,897) (12,095) (11,768) (11,251) Capital lease obligation interest expense - - - (1,471) (1,800) Development authority bond income - - - 1,471 1,800 Interest and other income - - 1 3 3 Gain (loss) on extinguishment of debt - - - (373) - Income tax expense (2) (9) (7) (21) (3) Income (loss) from unconsolidated joint ventures (p. 10) 2,194 2,214 1,771 2,066 2,393 Gain on sale of real estate assets 112 41,918 - - - Total other income (expense) $ (7,985) $ 33,226 $ (10,330) $ (10,093) $ (8,858) Net income (loss) $ (20,286) $ 47,747 $ 3,513 $ 5,003 $ 6,429 Weighted-average common shares outstanding - basic 116,522 116,509 116,462 116,853 117,609 Net income (loss) per share - basic $ (0.17) $ 0.41 $ 0.03 $ 0.04 $ 0.05 Weighted-average common shares outstanding - diluted 116,821 116,823 116,880 117,359 118,207 Net income (loss) per share - diluted $ (0.17) $ 0.41 $ 0.03 $ 0.04 $ 0.05 (1) Lease revenues include base rent and tenant reimbursements; and lease termination income of $0.3 million for Q3 '19 and $0.2 million for Q2 ’19. (2) Other property income includes lease termination income (through Q1 '19), cafeteria revenue, fitness center revenue, and management fee reimbursements. Supplemental Information - Q3 2019 9

Columbia Property Trust, Inc. Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures (1) Unaudited (in thousands, except per-share amounts) Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Revenues: Lease revenues (2) $ 28,727 $ 28,592 $ 28,545 $ 28,441 $ 27,995 Other property income (3) - - - 68 - Total revenues $ 28,727 $ 28,592 $ 28,545 $ 28,509 $ 27,995 Operating expenses: Property operating costs 11,166 11,134 10,904 10,797 10,276 Asset and property management fee expense 1,066 1,075 1,068 1,049 1,040 Depreciation 8,548 8,492 8,549 8,442 8,212 Amortization 4,026 4,010 4,379 4,228 4,309 General and administrative 77 26 109 270 96 Total operating expenses $ 24,883 $ 24,737 $ 25,009 $ 24,786 $ 23,933 Other income (expense): Interest expense (1,709) (1,709) (1,709) (1,709) (1,709) Loss on interest rate cap (4) (2) (117) - - Interest and other income 70 74 68 59 43 Total other income (expense) $ (1,643) $ (1,637) $ (1,758) $ (1,650) $ (1,666) Income (loss) before income tax expense $ 2,201 $ 2,218 $ 1,778 $ 2,073 $ 2,396 Income tax benefit (expense) (7) (4) (7) (7) (3) Income (loss) from unconsolidated joint ventures $ 2,194 $ 2,214 $ 1,771 $ 2,066 $ 2,393 (1) Reflects CXP's ownership share of revenues, expenses and amortization of basis differences (see page 8, footnote 3) for properties held in unconsolidated joint ventures (see page 19). (2) Lease revenues include base rent and tenant reimbursements. (3) Other property income includes lease termination income (through Q1 '19), cafeteria revenue, fitness center revenue, and management fee reimbursements. Supplemental Information - Q3 2019 10

Columbia Property Trust, Inc. Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) (1) Unaudited (in thousands, except per-share amounts) Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Net Operating Income (based on GAAP rents) $ 64,282 $ 65,472 $ 66,646 $ 68,638 $ 67,953 Asset and property management fee income 1,914 1,898 1,869 1,982 1,825 General and administrative - corporate (7,103) (8,180) (8,424) (8,600) (8,303) General and administrative - unconsolidated joint ventures (839) (838) (809) (895) (746) Interest expense (net) (10,289) (10,897) (12,094) (13,236) (13,049) Interest income from development authority bonds - - - 1,471 1,800 Income tax expense (2) (9) (7) (21) (3) Adjustments included in income (loss) from unconsolidated (2,724) (2,672) (2,758) (2,899) (2,731) joint ventures Normalized FFO $ 45,239 $ 44,774 $ 44,423 $ 46,440 $ 46,746 Normalized FFO per share (basic) $ 0.39 $ 0.38 $ 0.38 $ 0.40 $ 0.40 Normalized FFO per share (diluted) $ 0.39 $ 0.38 $ 0.38 $ 0.40 $ 0.40 Net Operating Income (based on cash rents) $ 58,996 $ 59,019 $ 58,854 $ 61,669 $ 58,988 Asset and property management fee income 1,914 1,898 1,869 1,982 1,825 General and administrative - corporate (7,103) (8,180) (8,424) (8,600) (8,303) General and administrative - unconsolidated joint ventures (839) (838) (809) (895) (746) Non-cash operating lease expense in G&A (30) (30) (30) - - Stock based compensation expense in G&A (2) 1,536 2,102 1,539 1,614 1,630 Interest expense - cash (net) (9,648) (10,256) (11,454) (11,088) (10,529) Income tax expense (2) (9) (7) (21) (3) Adjustments included in income (loss) from unconsolidated (3,125) (3,071) (3,158) (3,273) (3,124) joint ventures Maintenance capital (3) (4) (6,991) (2,310) (9,715) (3,128) (10,877) AFFO $ 34,708 $ 38,325 $ 28,665 $ 38,260 $ 28,861 Weighted-average common shares outstanding - basic 116,522 116,509 116,462 116,853 117,609 Weighted-average common shares outstanding - diluted 116,821 116,823 116,880 117,359 118,207 (1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36. (2) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense. (3) Includes adjustments for straight-line rent related to lease terminations within general and administrative expense. (4) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for a detail of all capital expenditures. (5) Includes CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 19). Supplemental Information - Q3 2019 11

Columbia Property Trust, Inc. Net Operating Income - Quarterly (1) Unaudited (in thousands) Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Net Operating Income (based on GAAP rents) Revenues: Lease Revenues (2) $ 62,265 $ 61,931 $ 60,805 $ 61,224 $ 59,797 Other Property Income (3) 1,071 1,186 1,537 1,235 1,216 Total Revenues $ 63,336 $ 63,117 $ 62,342 $ 62,459 $ 61,013 Total Operating Expenses (22,189) (21,156) (21,421) (20,980) (19,992) Same Store Net Operating Income $ 41,147 $ 41,961 $ 40,921 $ 41,479 $ 41,021 (based on GAAP rents) wholly-owned properties (4) Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties $ 17,534 $ 17,459 $ 17,719 $ 17,701 $ 17,648 in Unconsolidated Joint Ventures (5) Same Store NOI (based on GAAP rents) $ 58,681 $ 59,420 $ 58,640 $ 59,180 $ 58,669 Net Operating Income from: Acquisitions (6) (39) (67) (145) (67) - Dispositions (7) 5,640 6,119 8,151 9,525 9,284 Net Operating Income (based on GAAP rents) $ 64,282 $ 65,472 $ 66,646 $ 68,638 $ 67,953 Net Operating Income (based on cash rents) Revenues: Lease Revenues (2) $ 58,897 $ 57,137 $ 54,890 $ 56,563 $ 53,871 Other Property Income (3) 1,071 1,186 1,537 1,235 1,216 Total Revenues $ 59,968 $ 58,323 $ 56,427 $ 57,798 $ 55,087 Total Operating Expenses (22,067) (21,035) (21,301) (20,860) (19,870) Same Store Net Operating Income $ 37,901 $ 37,288 $ 35,126 $ 36,938 $ 35,217 (based on cash rents) wholly-owned properties (4) Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties $ 15,308 $ 15,478 $ 15,425 $ 15,353 $ 14,758 in Unconsolidated Joint Ventures (5) Same Store NOI (based on cash rents) $ 53,209 $ 52,766 $ 50,551 $ 52,291 $ 49,975 Same Store NOI - % Change (same quarter prior year) 6.5% Net Operating Income from: Acquisitions (6) (39) (67) (145) (66) - Dispositions (7) 5,826 6,320 8,448 9,444 9,013 Net Operating Income (based on cash rents) $ 58,996 $ 59,019 $ 58,854 $ 61,669 $ 58,988 (1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36. (2) Lease revenues include base rent and tenant reimbursements; and lease termination income (beginning Q2 ’19). (3) Other property income includes lease termination income (through Q1 '19), cafeteria revenue, fitness center revenue, and management fee reimbursements. (4) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. (5) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (6) Reflects activity for the following property acquired since July 1, 2018, for all periods presented: 799 Broadway (49.7% share). (7) Reflects activity for the following properties sold since July 1, 2018, for all periods presented: Lindbergh Center and One & Three Glenlake. Supplemental Information - Q3 2019 12

Columbia Property Trust, Inc. Net Operating Income - Year to Date (1) Unaudited (in thousands) Nine Months Ended 9/30/2019 9/30/2018 Net Operating Income (based on GAAP rents) Revenues: Lease Revenues (2) $ 184,998 $ 175,085 Other Property Income (3) 3,795 3,860 Total Revenues $ 188,793 $ 178,945 Total Operating Expenses (64,767) (61,022) Same Store Net Operating Income $ 124,026 $ 117,923 (based on GAAP rents) wholly-owned properties (4) Same Store Net Operating Income (based on GAAP rents) $ 52,713 $ 51,649 CXP Ownership of Properties in Unconsolidated Joint Ventures (5) Same Store NOI (based on GAAP rents) $ 176,739 $ 169,572 Net Operating Income from: Acquisitions (6) (249) - Dispositions (7) (8) 19,910 33,289 Net Operating Income (based on GAAP rents) $ 196,400 $ 202,861 Net Operating Income (based on cash rents) Revenues: Lease Revenues (2) $ 170,921 $ 156,839 Other Property Income (3) 3,795 3,860 Total Revenues $ 174,716 $ 160,699 Total Operating Expenses (64,401) (60,658) Same Store Net Operating Income $ 110,315 $ 100,041 (based on cash rents) wholly-owned properties (4) Same Store Net Operating Income (based on cash rents) $ 46,211 $ 43,534 CXP Ownership of Properties in Unconsolidated Joint Ventures (5) Same Store NOI (based on cash rents) $ 156,526 $ 143,575 Same Store NOI - % Change (same period prior year) 9.0% Net Operating Income from: Acquisitions (6) (249) - Dispositions (7) (8) 20,592 26,357 Net Operating Income (based on cash rents) $ 176,869 $ 169,932 (1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36. (2) Lease revenues include base rent and tenant reimbursements; and lease termination income (beginning Q2 ’19). (3) Other property income includes lease termination income (through Q1 '19), cafeteria revenue, fitness center revenue, and management fee reimbursements. (4) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. (5) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (6) Reflects activity for the following property acquired since January 1, 2018, for all periods presented: 799 Broadway (49.7% share). (7) Reflects activity for the following properties sold since January 1, 2018, for all periods presented: Lindbergh Center, One & Three Glenlake, 222 East 41st Street, University Circle (22.5% share) and 333 Market Street (22.5% share). (8) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018. Supplemental Information - Q3 2019 13

Columbia Property Trust, Inc. Third-Party Management Income Unaudited (in thousands) Income earned from managing the following properties, in which CXP owns interests through unconsolidated joint ventures at the following percentages as of 9/30/19: Market Square - 51%, University Circle - 55%, 333 Market Street - 55% and 1800 M Street - 55%. Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 JV Total: Asset and property management fee income (page 9) (1) $ 1,914 1,898 1,869 1,982 1,825 General and administrative - unconsolidated joint ventures (839) (838) (809) (895) (746) (page 9) Subtotal $ 1,075 $ 1,060 $ 1,060 $ 1,087 $ 1,079 Less CXP Share: Asset and property management fee income $ 1,033 $ 1,023 $ 1,008 $ 1,070 $ 967 General and administrative - unconsolidated joint ventures (443) (440) (434) (480) (400) Subtotal $ 590 $ 583 $ 574 $ 590 $ 567 JV Partner's Share: Asset and property management fee income $ 881 $ 875 $ 861 $ 912 $ 858 General and administrative - unconsolidated joint ventures (396) (398) (375) (415) (346) Total - Third-Party Management Income $ 485 $ 477 $ 486 $ 497 $ 512 (1) Includes non-recurring leasing fees. Supplemental Information - Q3 2019 14

Columbia Property Trust, Inc. Capital Expenditure Summary (1) Unaudited ($ in thousands) Capital Expenditures Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Maintenance Building Capital $ 1,701 $ 1,626 $ 997 $ 2,548 $ 2,151 Tenant Improvements 973 182 13,563 (2) (2,150) 1,677 Leasing Commissions 2,223 425 489 2,841 3,986 Other Leasing Costs (3) 2,094 77 (5,334) (111) 3,063 Total - Maintenance $ 6,991 $ 2,310 $ 9,715 $ 3,128 $ 10,877 Investment Building Capital $ 3,537 $ 5,685 $ 4,451 $ 3,548 $ 8,404 Tenant Improvements 4,737 7,996 4,740 6,229 2,821 Leasing Commissions 1,794 1,058 1,047 7,749 543 Other Leasing Costs (3) 838 (63) 450 (85) (52) Development Projects (see page 29) 149 Madison Avenue (4) 4,857 1,665 2,204 5,366 1,393 799 Broadway (5) 5,732 3,932 2,933 6,119 - Total - Investment $ 21,495 $ 20,273 $ 15,825 $ 28,926 $ 13,109 Maintenance & Investment Building Capital $ 5,238 $ 7,311 $ 5,448 $ 6,096 $ 10,555 Tenant Improvements 5,710 8,178 18,303 4,079 4,498 Leasing Commissions 4,017 1,483 1,536 10,590 4,529 Other Leasing Costs (3) 2,932 14 (4,884) (196) 3,011 Development Projects 10,589 5,597 5,137 11,485 1,393 Total - Maintenance & Investment $ 28,486 $ 22,583 $ 25,540 $ 32,054 $ 23,986 (1) Includes CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 19). (2) Excludes $13.4 million of accrued tenant improvements that reduced the sale price of Glenlake Parkway, which was sold on April 15, 2019. (3) Tenant allowances that cover soft costs are accrued as Other Leasing Costs at lease execution. If used to fund hard costs, they are reclassified to Tenant Improvements as incurred. (4) Amounts include capitalized interest of $0.9 million, $0.9 million, $0.8 million, $0.9 million, and $0.8 million, respectively. (5) Amounts include capitalized interest of $1.1 million, $1.1 million, $1.0 million and $1.2 million, respectively. NOTE: See page 36 of this supplemental report for a description of Maintenance and Investment Capital. Supplemental Information - Q3 2019 15

Columbia Property Trust, Inc. Debt Overview Unaudited ($ in thousands) (at 9/30/2019) Debt Instrument - Secured Maturity Rate Rate Type Balance % of Total Debt Mortgage Debt - Unconsolidated JV 799 Broadway - Construction Loan October-21 LIBOR + 425 bps Floating $ 53,881 (1) 3.9% Market Square July-23 5.07% Fixed 165,750 (2) 12.1% Weighted Average / Secured - Mortgage Notes 3.3 Years 5.41% $ 219,631 16.0% Debt Instrument - Unsecured Maturity Rate Rate Type Balance % of Total Debt Bank Facilities $150 Million Term Loan July-22 3.07% Fixed (3) $ 150,000 10.9% $650 Million Revolving Credit Facility January-23 LIBOR + 90 bps Floating (4), (5) 300,000 21.9% $300 Million Term Loan January-24 2.55% Fixed (5) - (6) 0.0% Weighted Average / Bank Facilities 3.2 Years 2.92% $ 450,000 32.8% Bonds $350 Million @ 4.150% April-25 4.15% Fixed $ 350,000 25.6% $350 Million @ 3.650% August-26 3.65% Fixed 350,000 25.6% Weighted Average / Bonds 6.2 Years 3.90% $ 700,000 51.2% Weighted Average / Unsecured 5.0 Years 3.52% $ 1,150,000 84.0% Weighted Average / Total Debt 4.7 Years 3.82% (7) $ 1,369,631 100.0% Debt - consolidated $ 1,150,000 Debt - unconsolidated 219,631 Total Debt $ 1,369,631 Weighted Ave Weighted Ave Fixed and Floating Rate Debt Analysis Maturity Rate - Qtr Balance % of Total Debt Fixed Rate Debt 5.3 Years 3.97% $ 1,015,750 74.2% Floating Rate Debt 3.1 Years 3.39% 353,881 25.8% Total 4.7 Years 3.82% (7) $ 1,369,631 100.0% Debt Ratios Net Debt (Average) to Adjusted EBITDAre - Q3 2019 (8) 5.9x Net Debt to Gross Real Estate Assets - 9/30/19 (8) 27.7% (1) Reflects 49.7% of the 799 Broadway Joint Venture construction loan balance, in which CXP owns a 49.7% interest through an unconsolidated joint venture. The loan has a total capacity of $187 million, carries two, one-year extension options, and is subject to an interest rate agreement that caps LIBOR at 4%. (2) Reflects 51% of the mortgage balance of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture. (3) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.07% per annum and terminates on July 29, 2022. The spread of 1.10% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in the accompanying consolidated statement of other comprehensive income. (4) The Revolving Credit Facility ($650MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six- month periods, plus an applicable margin ranging from 0.775% to 1.45% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate for a one-month period plus 1%, plus an applicable margin ranging from 0.00% to 0.45% based on credit rating. This facility carries two six-month extension options. (5) Effective August 13, 2019, Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $300 Million Term Loan at 2.55% per annum and terminates on August 13, 2024. The spread of 1.00% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in the accompanying consolidated statement of other comprehensive income. As the term loan is currently undrawn, the swap agreement is temporarily being used to fix the interest rate on outstanding borrowings under the Revolving Credit Facility. (6) The term loan includes a delayed-draw feature allowing CXP until December 7, 2019 to fully draw the loan in up to three installments. (7) During third quarter of 2019, CXP's ownership share of interest expense and capitalized interest were $12.0 million and $2.4 million, respectively. (8) Net debt is calculated by reducing our debt balance for cash on hand. Supplemental Information - Q3 2019 16

Columbia Property Trust, Inc. Debt Covenant Compliance Unaudited (at 9/30/2019) Bond Covenant Compliance Metric Actual (9/30/19) Debt to Total Asset Value Ratio Max 60% 27.1% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.53x Secured Debt to Total Asset Value Ratio Max 40% 0.0% Maintenance of Total Unencumbered Assets Min 150% 277.3% Term Loan / Revolving Credit Facility Covenant Compliance Metric Actual (9/30/19) Debt to Total Asset Value Ratio Max 60% 33.6% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 4.07x Secured Debt to Total Asset Value Ratio Max 40% 5.4% Unsecured Debt to Unencumbered Asset Value Ratio Max 60% 33.7% Unencumbered Interest Coverage Ratio Min 1.75x 4.38x Supplemental Information - Q3 2019 17

Columbia Property Trust, Inc. Debt Maturities Unaudited ($ in thousands) (at 9/30/2019) Secured Unsecured Unsecured % of Interest % of Gross Maturity Mortgage Debt Bank Facilities Bonds Total Debt Total Debt Rate (1) Real Estate Assets 2019 $ - $ - $ - $ - 0.0% 0.00% 0.0% 2020 - - - - 0.0% 0.00% 0.0% 2021 53,881 - - 53,881 3.9% 6.46% 1.2% 2022 - 150,000 - 150,000 10.9% 3.07% 3.5% 2023 165,750 300,000 - 465,750 34.0% 3.64% 10.7% 2024 - - - - 0.0% 0.00% 0.0% 2025 - - 350,000 350,000 25.6% 4.15% 8.1% 2026 - - 350,000 350,000 25.6% 3.65% 8.1% Total $ 219,631 $ 450,000 $ 700,000 $ 1,369,631 100.0% 3.82% 31.6% % of Total Debt 16.0% 32.8% 51.2% $500 3.64% Maturity Schedule ($M) $400 4.15% 3.65% $300 $300 $200 3.07% $350 $350 $100 6.46% $150 $166 $54 $0 2019 2020 2021 2022 2023 2024 2025 2026 Mortgage Debt - JV Term Loans Line of Credit Bonds (1) Weighted average. Includes effective rates on variable rate loans swapped to fixed. Supplemental Information - Q3 2019 18

Columbia Property Trust, Inc. Summary of Unconsolidated Joint Ventures Unaudited ($ in thousands) (at 9/30/2019) Investment in Unconsolidated Joint Property CXP Ownership Venture Market Square 51% $ 136,775 (1) 333 Market Street 55% 270,799 University Circle 55% 286,405 114 5th Avenue 49.5% 90,662 1800 M Street 55% 233,605 799 Broadway 49.7% 40,324 (2) Investment in Unconsolidated Joint Ventures (page 8) $ 1,058,570 (3) (1) Market Square Joint Venture holds a $325 million mortgage note. CXP's ownership share is $165.8 million (see page 16). (2) 799 Broadway Joint Venture holds a construction loan with a balance of $108.4 million. CXP's ownership share is $53.9 million (see page 16). (3) Includes basis differences (see footnote 3 page 8). Supplemental Information - Q3 2019 19

Columbia Property Trust, Inc. Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue Unaudited ($ in thousands) (at 9/30/2019) Net Operating Net Operating Gross Annualized Income - Q3 2019 Income - Q3 2019 Ownership Secured Real Estate Lease (based on (based on Property Market % Debt? Assets (1) Revenue (ALR) GAAP rents) cash rents) 229 West 43rd Street New York, NY 100% $ 511,053 $ 35,210 $ 6,355 $ 5,583 315 Park Avenue South New York, NY 100% 404,250 30,007 3,488 3,186 249 West 17th Street New York, NY 100% 343,198 23,822 5,843 4,616 95 Columbus Jersey City, NJ 100% 204,360 25,284 4,112 4,429 218 West 18th Street New York, NY 100% 180,744 11,640 2,950 2,061 114 5th Avenue New York, NY 49.5% 211,620 (2) 17,420 (2) 526 (2) 1,453 (2) 149 Madison Avenue New York, NY 100% 104,800 - (3) - - 799 Broadway New York, NY 49.7% Yes 95,462 (2) - (3) (39) (2) (39) (2) Subtotal - New York 2,055,487 47% 143,383 23,235 21,289 650 California Street San Francisco, CA 100% 342,994 36,448 6,007 5,649 333 Market Street San Francisco, CA 55% 276,472 (2) 14,596 (2) (4) 4,788 (2) 3,320 (2) 221 Main Street San Francisco, CA 100% 251,236 30,293 4,436 4,215 University Circle East Palo Alto, CA 55% 292,683 (2) 24,233 (2) 5,265 (2) 4,554 (2) Subtotal - San Francisco 1,163,385 27% 105,570 20,496 17,738 Market Square Washington, D.C. 51% Yes 308,025 (2) 27,759 (2) 3,459 (2) 3,088 (2) 1800 M Street Washington, D.C. 55% 242,246 (2) 19,569 (2) 3,496 (2) 2,894 (2) 80 M Street Washington, D.C. 100% 108,410 13,017 1,521 1,527 Subtotal - Washington, D.C. 658,681 15% 60,345 8,476 7,509 Cranberry Woods Drive Pittsburgh, PA 100% 203,766 14,775 (4) 3,870 3,657 116 Huntington Avenue Boston, MA 100% 139,538 16,308 1,700 1,863 Pasadena Corporate Park Los Angeles, CA 100% 112,225 8,697 1,092 1,342 Subtotal - Other 455,529 11% 39,780 6,662 6,862 Corporate & Other 3,161 - 5,413 (5) 5,598 (5) Total - All Properties (2) $ 4,336,243 $ 349,078 $ 64,282 $ 58,996 Total - wholly-owned properties $ 2,909,735 $ 245,501 $ 46,787 $ 43,726 Total - CXP Share of Properties in Unconsolidated Joint Ventures $ 1,426,508 $ 103,577 $ 17,495 $ 15,270 (1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. Excludes right of use assets and lease liabilities (2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture, including any basis differences (page 8). (3) Excluded as the property is currently under redevelopment / development. (4) Reimbursements are excluded, as operating expenses, except for insurance expense, are paid directly by the tenant. (5) Includes portfolio operating costs and, when applicable, net operating income for previously sold properties. Supplemental Information - Q3 2019 20

Columbia Property Trust, Inc. Property Overview - Square Feet & Occupancy Unaudited (SF in thousands) (at 9/30/2019) Average Ownership Rentable Leased Percent Commenced Economic Property Market % Square Feet Square Feet Leased Occupancy Occupancy (1) 229 West 43rd Street New York, NY 100% 482 450 93.4% 93.4% 86.8% 315 Park Avenue South New York, NY 100% 332 332 100.0% 89.7% 87.0% 249 West 17th Street New York, NY 100% 281 281 100.0% 100.0% 100.0% 95 Columbus Jersey City, NJ 100% 630 628 99.7% 99.7% 99.7% 218 West 18th Street New York, NY 100% 166 166 100.0% 100.0% 94.6% 114 5th Avenue New York, NY 49.5% 174 (2) 174 (2) 100.0% 100.0% 100.0% 149 Madison Avenue New York, NY 100% - (3) - (3) - - - 799 Broadway New York, NY 49.7% - (3) - (3) - - - Subtotal - New York 2,065 2,031 98.4% 96.7% 93.9% 650 California Street San Francisco, CA 100% 469 456 97.2% 97.2% 95.1% 333 Market Street San Francisco, CA 55% 361 (2) 361 (2) 100.0% 100.0% 100.0% 221 Main Street San Francisco, CA 100% 380 380 100.0% 88.5% 88.5% University Circle East Palo Alto, CA 55% 249 (2) 223 (2) 89.6% 89.3% 90.8% Subtotal - San Francisco 1,459 1,420 97.3% 94.3% 94.3% Market Square Washington, D.C. 51% 359 (2) 325 (2) 90.5% 88.5% 78.0% 1800 M Street Washington, D.C. 55% 311 (2) 301 (2) 96.8% 95.1% 91.7% 80 M Street Washington, D.C. 100% 286 236 82.5% 81.2% 79.3% Subtotal - Washington, D.C. 956 862 90.2% 88.4% 82.9% Cranberry Woods Drive Pittsburgh, PA 100% 824 824 100.0% 100.0% 100.0% 116 Huntington Avenue Boston, MA 100% 272 272 100.0% 86.7% 85.2% Pasadena Corporate Park Los Angeles, CA 100% 262 247 94.3% 94.3% 94.3% Subtotal - Other 1,358 1,343 98.9% 96.2% 95.9% Total - All Properties (2) 5,838 5,656 96.9% 94.6% 92.7% Total - All Properties (at 100%) 7,114 (4) 6,870 (4) (1) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter. (2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture. (3) Excluded as the property is currently under redevelopment / development. (4) Includes 100% of properties held in unconsolidated joint ventures (see page 19). Supplemental Information - Q3 2019 21

Columbia Property Trust, Inc. Occupancy Summary (1) Unaudited (SF in thousands) (at 9/30/2019) Rentable Leased Percent Square Footage (1) Square Footage (1) Leased As of June 30, 2019 6,939 6,769 97.6% Dispositions (2) Lindbergh Center (1,105) (1,092) 98.8% Subtotal 5,834 5,677 Leasing Activity New Leases (3) 4 46 Lease Expirations/Early Terminations (67) Net Absorption 4 (21) As of September 30, 2019 5,838 5,656 96.9% 100% Percent Leased 97.3% 97.4% 97.6% 97.1% 96.9% 95% 90% 85% 9/30/18 12/31/18 3/31/19 6/30/19 9/30/19 (1) Excludes 149 Madison and 799 Broadway which are currently under redevelopment / development. (2) As of disposition date. (3) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease. Supplemental Information - Q3 2019 22

Columbia Property Trust, Inc. Leasing Summary Unaudited (weighted average unless otherwise noted) Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Renewal Leases Number of Leases 5 3 1 3 5 Square Feet of Leasing (at 100%) 150,751 14,138 7,697 243,717 236,755 Square Feet of Leasing (at CXP's share) (1) 144,418 7,210 3,925 234,791 230,045 Lease Term (months) 109 87 56 61 38 Tenant Improvements per Square Foot 69.68 90.00 102.91 30.77 14.25 Leasing Commissions per Square Foot 27.95 33.25 23.53 26.13 11.48 Total per Square Foot $ 97.63 $ 123.25 $ 126.44 $ 56.90 $ 25.73 Tenant Improvements per Square Foot per Year of Lease Term 7.69 12.47 22.05 6.03 4.46 Leasing Commissions per Square Foot per Year of Lease Term 3.08 4.61 5.04 5.12 3.60 Total per Square Foot per Year $ 10.77 $ 17.08 $ 27.09 $ 11.15 $ 8.06 Cash Rent Releasing Spread (2) 53.7% -3.6% -0.6% 6.2% 3.1% GAAP Rent Releasing Spread (2) 79.6% -0.5% 0.0% 12.5% 5.5% New Leases (Space Vacant > 1 Year) Number of Leases 3 9 7 8 6 Square Feet of Leasing (at 100%) 13,895 59,285 59,339 154,620 21,347 Square Feet of Leasing (at CXP's share) (1) 7,086 47,883 48,457 145,068 16,071 Lease Term (months) 119 115 91 190 108 Tenant Improvements per Square Foot 112.15 105.61 115.18 98.98 110.01 Leasing Commissions per Square Foot 44.62 21.81 26.93 29.54 30.29 Total per Square Foot $ 156.77 $ 127.42 $ 142.11 $ 128.52 $ 140.30 Tenant Improvements per Square Foot per Year of Lease Term 11.33 10.99 15.22 6.26 12.28 Leasing Commissions per Square Foot per Year of Lease Term 4.51 2.27 3.56 1.87 3.38 Total per Square Foot per Year $ 15.84 $ 13.26 $ 18.78 $ 8.13 $ 15.66 New Leases (Space Vacant < 1 Year) (3) Number of Leases 4 1 5 4 6 Square Feet of Leasing (at 100%) 33,636 5,838 16,301 43,447 162,615 Square Feet of Leasing (at CXP's share) (1) 32,264 5,838 14,834 35,527 158,910 Lease Term (months) 62 73 158 96 138 Tenant Improvements per Square Foot 48.19 70.79 58.71 64.53 72.77 Leasing Commissions per Square Foot 12.41 18.25 130.29 24.46 22.08 Total per Square Foot $ 60.60 $ 89.04 $ 189.00 $ 88.99 $ 94.85 Tenant Improvements per Square Foot per Year of Lease Term 9.36 11.64 4.45 8.08 6.33 Leasing Commissions per Square Foot per Year of Lease Term 2.41 3.00 9.87 3.06 1.92 Total per Square Foot per Year $ 11.77 $ 14.64 $ 14.32 $ 11.14 $ 8.25 Cash Rent Releasing Spread (2) 44.6% 79.5% 41.0% 49.8% 9.1% GAAP Rent Releasing Spread (2) 54.3% 118.5% 65.8% 70.1% 21.8% Total Leases Number of Leases 12 13 13 15 17 Square Feet of Leasing (at 100%) 198,282 79,261 83,337 441,784 420,717 Square Feet of Leasing (at CXP's share) (1) 183,768 60,931 67,216 415,386 405,026 Lease Term (months) 105 108 130 130 119 Tenant Improvements per Square Foot 69.28 100.43 92.01 68.10 65.95 Leasing Commissions per Square Foot 27.09 22.73 68.65 27.81 20.96 Total per Square Foot $ 96.37 $ 123.16 $ 160.66 $ 95.91 $ 86.91 Tenant Improvements per Square Foot per Year of Lease Term 8.12 11.23 13.24 6.29 5.51 Leasing Commissions per Square Foot per Year of Lease Term 3.02 2.62 5.04 3.81 2.93 Total per Square Foot per Year $ 11.14 $ 13.85 $ 18.28 $ 10.10 $ 8.44 Cash Rent Releasing Spread (2) 52.8% 35.6% 38.2% 11.4% 8.2% GAAP Rent Releasing Spread (2) 77.0% 55.6% 61.7% 19.3% 19.1% (1) Reflects CXP's ownership share for properties held in unconsolidated joint ventures. (2) Spread calculation is based on the change in net rent (base rent plus reimbursements less operating expenses) for square feet of leasing (at 100% ownership). (3) Includes executed leases that have not yet commenced for space covered by an existing lease. Supplemental Information - Q3 2019 23

Columbia Property Trust, Inc. Lease Expiration Schedule Unaudited (SF & $ in thousands) (at 9/30/2019) Expiring Annualized Lease Expiring Rentable Square % of Rentable Square Footage Year Revenue (ALR) % of ALR Expiring Footage Expiring Vacant $ - 0.0% 182 3.1% 2019 340 0.1% 4 0.1% 2020 11,938 3.4% 168 2.9% 2021 41,816 12.0% 789 13.5% 2022 24,187 6.9% 431 7.4% 2023 32,232 9.2% 390 6.7% 2024 24,396 7.0% 280 4.8% 2025 47,352 13.5% 619 10.6% 2026 40,865 11.7% 777 13.3% 2027 16,490 4.7% 207 3.5% 2028 6,167 1.8% 76 1.3% 2029 18,775 5.4% 238 4.1% 2030 34,451 9.9% 421 7.2% 2031 2,683 0.8% 35 0.6% 2032 17,112 4.9% 857 14.7% 2033+ 30,274 8.7% 364 6.2% Total $ 349,078 100.0% 5,838 100.0% 15.0% Lease Expiration Schedule 13.5% 12.0% 11.7% 10.0% 9.9% 9.2% 8.7% 6.9% 7.0% 5.0% 5.4% 4.7% 4.9% 3.4% 1.8% 0.8% 0.1% 0.0% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033+ % of ALR Expiring NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. Supplemental Information - Q3 2019 24

Columbia Property Trust, Inc. Lease Expiration by Market Unaudited (SF & $ in thousands) New York (1) San Francisco (1) Washington, D.C. (1) Expiring Current Per Expiring Current Per Expiring Current Per Period SF ALR (2) SF SF ALR (2) SF SF ALR (2) SF Q4 2019 - - - 1 95 95.00 3 245 81.67 Q1 2020 - 11 - 3 86 28.67 9 797 88.56 Q2 2020 8 264 33.00 46 3,562 77.43 5 433 86.60 Q3 2020 4 261 65.25 64 4,424 69.13 - - - Q4 2020 1 67 67.00 16 1,280 80.00 2 195 97.50 Total - 2020 13 603 46.38 129 9,352 72.50 16 1,425 89.06 2021 499 20,900 41.88 119 10,896 91.56 104 7,059 67.88 2022 83 6,525 78.61 27 2,621 97.07 105 6,567 62.54 2023 68 5,662 83.26 174 17,353 99.73 78 5,236 67.13 Thereafter 1,368 109,693 80.18 970 65,253 67.27 556 39,813 71.61 Total 2,031 $ 143,383 $ 70.60 1,420 $ 105,570 $ 74.35 862 $ 60,345 $ 70.01 Other All Markets Expiring Current Per Expiring Current Per Period SF ALR (2) SF SF ALR (2) SF Q4 2019 - - - 4 340 85.00 Q1 2020 - 5 - 12 899 74.92 Q2 2020 - - - 59 4,259 72.19 Q3 2020 - - - 68 4,685 68.90 Q4 2020 10 553 55.30 29 2,095 72.24 Total - 2020 10 558 55.80 168 11,938 71.06 2021 67 2,961 44.19 789 41,816 53.00 2022 216 8,474 39.23 431 24,187 56.12 2023 70 3,981 56.87 390 32,232 82.65 Thereafter 980 23,806 24.29 3,874 238,565 61.58 Total 1,343 $ 39,780 $ 29.62 5,656 $ 349,078 $ 61.72 (1) Reflects CXP's ownership share for properties held in unconsolidated joint ventures. (2) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space. Supplemental Information - Q3 2019 25

Columbia Property Trust, Inc. Top 20 Tenants & Tenant Industry Profile Unaudited (SF & $ in thousands) (at 9/30/2019) Leased % of Leased Remaining Credit Rating Number of Annualized Lease Square Square Lease Term Tenant (1) Properties Revenue (ALR) (2) % of ALR Footage Footage Years (3) Pershing LLC A 1 $ 18,715 5.4% 471 8.3% 1.8 Twitter BB- 1 17,398 5.0% 215 3.8% 10.6 Wells Fargo Bank N.A. AA- 3 15,658 4.5% 371 6.5% 6.7 Yahoo! BB+ 1 15,142 4.3% 193 3.4% 5.8 Westinghouse Electric Company Not Rated 1 14,775 4.2% 824 14.6% 13.2 DocuSign, Inc. Not Rated 1 12,747 3.6% 151 2.7% 4.8 Snap Inc. Not Rated 1 12,385 3.5% 154 2.7% 13.3 WeWork Companies Inc. Not Rated 2 7,954 2.3% 129 2.3% 11.3 DLA Piper US, LLP Not Rated 1 7,552 2.2% 65 1.1% 3.8 Affirm, Inc. Not Rated 1 7,025 2.0% 89 1.6% 6.7 Room & Board Not Rated 1 5,521 1.6% 60 1.1% 15.1 Quality Technology Services BB- 1 5,292 1.5% 128 2.3% 7.0 Amazon Web Services, Inc. AA- 1 4,990 1.4% 49 0.9% 1.8 Credit Suisse A 1 4,875 1.4% 62 1.1% 5.5 Gemini Trust Company, LLC Not Rated 1 4,770 1.4% 51 0.9% 9.7 Pitchbook Not Rated 1 4,629 1.3% 51 0.9% 10.4 BDG Media, Inc. Not Rated 1 4,477 1.3% 51 0.9% 9.1 Green Dot Not Rated 1 4,468 1.3% 142 2.5% 3.1 Prosper Marketplace Not Rated 1 4,155 1.2% 50 0.9% 3.4 Oracle America, Inc. A+ 1 4,087 1.2% 51 0.9% 2.8 Subtotal - Top 20 $ 176,615 50.6% 3,357 59.4% 7.5 All other 172,463 49.4% 2,299 40.6% 5.6 Total $ 349,078 100.0% 5,656 100.0% 6.6 Tenant Industry Profile (1) Other 24.0% 26.4% Business Services Retail 2.0% Holding & Other Investment Offices 2.1% 3.9% Real Estate 11.0% 4.6% Depository Institutions Electric, Gas, and Sanitary Services 4.7% 7.6% 6.3% Security and Commodity Brokers 7.4% Engineering and Management Services Legal Services Nondepository Institutions (1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided. (2) Includes CXP's ownership share of ALR for properties held in unconsolidated joint ventures. (3) Weighted average based on CXP's share of Annualized Lease Revenue. Supplemental Information - Q3 2019 26

Columbia Property Trust, Inc. Transaction Activity (1/1/17 - 10/23/19) - Acquisitions Unaudited ($ in thousands) Acquisitions Acquisition Percent Rentable Square % Leased at Property Name Location Date Ownership Purchase Price Footage $ / SF Acquisition Lindbergh Center (retail) Atlanta, GA 10/24/2018 100% $ 23,000 146,419 $ 157 91.4% 149 Madison New York, NY 11/28/2017 100% 87,700 127,000 691 0.0% 218 West 18th Street New York, NY 10/11/2017 100% 174,700 165,670 100.0% 249 West 17th Street New York, NY 10/11/2017 100% 339,400 281,294 100.0% Subtotal (2 Property Portfolio) 514,100 446,964 1,150 Total - Acquisitions (excluding Joint Ventures) $ 624,800 720,383 Purchase Property Purchased Value Rentable Square % Leased at in Joint Venture Location Closing Date % Purchased @ 100% Footage $ / SF Closing Date 1800 M Street Washington, D.C. 10/11/2017 55% $ 421,000 580,930 $ 725 94.0% 114 5th Avenue New York, NY 7/6/2017 49.5% 220,000 351,451 626 100.0% Total - Joint Ventures $ 641,000 932,381 Property Purchased Purchase Approximate for Development Value Developable Expected in Joint Venture Location Closing Date % Purchased @ 100% Square Footage Delivery Date 799 Broadway New York, NY 10/3/2018 49.7% $ 145,500 182,000 2021 Supplemental Information - Q3 2019 27

Columbia Property Trust, Inc. Transaction Activity (1/1/17 - 10/23/19) - Dispositions Unaudited ($ in thousands) Dispositions Disposition Percent Gross Sale Rentable Square % Leased at Property Name Location Date Ownership Price Footage $ / SF Disposition Lindbergh Center Atlanta, GA 9/26/2019 100% $ 187,000 1,105,000 169 98.8% One & Three Glenlake Atlanta, GA 4/15/2019 100% 227,500 710,832 320 100.0% 222 East 41st Street New York, NY 5/29/2018 100% 332,500 389,522 854 100.0% Key Center Tower Cleveland, OH 1/31/2017 100% 1,326,153 81.8% Key Center Marriott Cleveland, OH 1/31/2017 100% NA Subtotal (2 Property Portfolio) 267,500 1,326,153 NA 5 Houston Center Houston, TX 1/6/2017 100% 580,875 75.4% Energy Center Houston, TX 1/6/2017 100% 332,000 100.0% 515 Post Oak Houston, TX 1/6/2017 100% 273,710 79.6% Subtotal (3 Property Portfolio) 272,000 1,186,585 $ 229 83.2% Total - Dispositions (excluding Joint Ventures) $ 1,286,500 4,718,092 Contributed Property Contributed % Sold / Value Rentable Square % Leased at to Joint Venture Location Closing Date Retained @ 100% Footage $ / SF Closing Date University Circle San Francisco, CA 45% / 55% $ 540,000 451,287 $ 1,197 100.0% 333 Market Street San Francisco, CA 45% / 55% 500,000 657,114 761 100.0% Subtotal (2 Property Portfolio) 7/6/2017 & 2/1/2018 (1) $ 1,040,000 1,108,401 938 100.0% Total - Joint Ventures $ 1,040,000 1,108,401 (1) A 22.5% ownership interest in both properties was sold within the Allianz joint venture on July 6, 2017 with an additional 22.5% ownership interest sold on February 1, 2018. Supplemental Information - Q3 2019 28

Columbia Property Trust, Inc. Development Projects Unaudited ($ in thousands) CXP Share Approximate Estimated Equity Estimated Estimated Debt Project / % Square Project Initial % Invested Future Total Balance at Total Location Ownership Feet Start Occupancy Leased to Date Equity Investment 9/30/19 Financing 149 Madison Avenue Redevelopment 100% 121,000 Q4 2017 Q3 2020 94.5% $ 108,091 $ 27,024 $ 135,115 $ - $ - New York, NY 799 Broadway 49.7% 182,000 Q4 2018 Q1 2021 0.0% $ 38,990 $ 19,613 $ 58,603 $ 53,881 $ 92,939 New York, NY Supplemental Information - Q3 2019 29

Columbia Property Trust, Inc. Reconciliation of Net Income to Normalized Funds From Operations (NFFO) Unaudited (in thousands, except per-share amounts) Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Net Income (loss) $ (20,286) $ 47,747 $ 3,513 $ 5,003 $ 6,429 Depreciation 19,773 19,335 20,404 20,401 19,878 Amortization 7,485 7,106 7,461 7,995 7,920 Adjustments included in income (loss) from unconsolidated 12,574 12,502 12,928 12,668 12,519 joint ventures Gain on sale of real estate assets (112) (41,918) - - - Impairment loss on real estate assets 23,364 - - - - FFO $ 42,798 $ 44,772 $ 44,306 $ 46,067 $ 46,746 Adjustments included in income (loss) from unconsolidated 4 2 117 - - joint ventures (Gain) loss on extinguishment of debt - - - 373 - Pre-acquisition costs 2,437 - - - - Normalized FFO $ 45,239 $ 44,774 $ 44,423 $ 46,440 $ 46,746 Normalized FFO per share (basic) $ 0.39 $ 0.38 $ 0.38 $ 0.40 $ 0.40 Normalized FFO per share (diluted) $ 0.39 $ 0.38 $ 0.38 $ 0.40 $ 0.40 Weighted-average common shares outstanding - basic 116,522 116,509 116,462 116,853 117,609 Weighted-average common shares outstanding - diluted 116,821 116,823 116,880 117,359 118,207 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) Unaudited (in thousands, except per-share amounts) Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Net Cash Provided by Operating Activities $ 40,548 $ 28,437 $ 35,079 $ 36,588 $ 41,854 Adjustments included in income (loss) from unconsolidated 12,147 12,335 12,123 12,013 11,628 joint ventures Distributions from unconsolidated joint ventures (7,075) (7,365) (6,161) (7,338) (6,449) Net changes in operating assets and liabilities (6,358) 7,228 (2,661) 125 (7,295) Pre-acquisition costs 2,437 - - - - Maintenance capital (1) (2) (6,991) (2,310) (9,715) (3,128) (10,877) AFFO $ 34,708 $ 38,325 $ 28,665 $ 38,260 $ 28,861 Weighted-average common shares outstanding - basic 116,522 116,509 116,462 116,853 117,609 Weighted-average common shares outstanding - diluted 116,821 116,823 116,880 117,359 118,207 (1) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for a detail of all capital expenditures. (2) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 19). Supplemental Information - Q3 2019 30

Columbia Property Trust, Inc. Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) Unaudited (in thousands) Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Net Operating Income (based on GAAP rents) $ 64,282 $ 65,472 $ 66,646 $ 68,638 $ 67,953 Straight-line rental income, net (wholly-owned) (1,953) (3,329) (4,390) (3,689) (5,056) Straight-line rental income, net (joint venture) 218 469 166 418 (135) Above/below market lease amortization, net (wholly-owned) (1,108) (1,143) (1,109) (933) (1,020) Above/below market lease amortization, net (joint venture) (2,443) (2,450) (2,459) (2,765) (2,754) Net Operating Income (based on cash rents) $ 58,996 $ 59,019 $ 58,854 $ 61,669 $ 58,988 Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO) Unaudited (in thousands) Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 FFO $ 42,798 $ 44,772 $ 44,306 $ 46,067 $ 46,746 Adjustments included in income (loss) from unconsolidated 4 2 117 - - joint ventures (Gain) loss on extinguishment of debt - - - 373 - Pre-acquisition costs 2,437 - - - - Normalized FFO $ 45,239 $ 44,774 $ 44,423 $ 46,440 $ 46,746 Above/below market lease amortization, net (1,108) (1,143) (1,109) (933) (1,020) Straight-line rental income (2,187) (3,570) (4,631) (3,689) (5,056) Stock based compensation expense in G&A 1,536 2,102 1,539 1,614 1,630 Non-cash interest expense 640 642 640 676 719 Non-cash operating lease expense 206 212 212 - - Other non-cash adjustments included in income (loss) from (2,627) (2,382) (2,694) (2,720) (3,281) unconsolidated joint ventures Total other non-cash adjustments (3,540) (4,139) (6,043) (5,052) (7,008) Maintenance capital (1) (2) (6,991) (2,310) (9,715) (3,128) (10,877) AFFO $ 34,708 $ 38,325 $ 28,665 $ 38,260 $ 28,861 Weighted-average common shares outstanding - basic 116,522 116,509 116,462 116,853 117,609 Weighted-average common shares outstanding - diluted 116,821 116,823 116,880 117,359 118,207 (1) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for a detail of all capital expenditures. (2) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 19). Supplemental Information - Q3 2019 31

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties Unaudited (in thousands) Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Net Income (loss) $ (20,286) $ 47,747 $ 3,513 $ 5,003 $ 6,429 Interest expense (net) 10,289 10,897 12,094 13,236 13,049 Interest income from development authority bonds - - - (1,471) (1,800) Income tax expense 2 9 7 21 3 Depreciation 19,773 19,335 20,404 20,401 19,878 Amortization 7,485 7,106 7,461 7,995 7,920 Adjustments included in income (loss) from unconsolidated joint 14,224 14,143 14,693 14,327 14,189 ventures EBITDA $ 31,487 $ 99,237 $ 58,172 $ 59,512 $ 59,668 Gain on sale of real estate assets (112) (41,918) - - - Impairment loss on real estate assets 23,364 - - - - EBITDAre $ 54,739 $ 57,319 $ 58,172 $ 59,512 $ 59,668 (Gain) loss on extinguishment of debt - - - 373 - Pre-acquisition costs 2,437 - - - - Adjusted EBITDAre $ 57,176 $ 57,319 $ 58,172 $ 59,885 $ 59,668 Asset and property management fee income (1,914) (1,898) (1,869) (1,982) (1,825) General and administrative - corporate 7,103 8,180 8,424 8,600 8,303 General and administrative - unconsolidated joint ventures 839 838 809 895 746 Straight line rental income (net) (1,953) (3,329) (4,390) (3,689) (5,056) Above/below market lease amortization, net (1,108) (1,143) (1,109) (933) (1,020) Adjustments included in income (loss) from unconsolidated joint (1,147) (948) (1,183) (1,107) (1,828) ventures Net Operating Income (based on cash rents) $ 58,996 $ 59,019 $ 58,854 $ 61,669 $ 58,988 Same Store Net Operating Income (based on cash rents) (15,308) (15,478) (15,425) (15,353) (14,758) CXP Ownership of Properties in Unconsolidated Joint Ventures (1) Less Net Operating Income from: Acquisitions (2) 39 67 145 66 - Dispositions (3) (5,826) (6,320) (8,448) (9,444) (9,013) Same Store Net Operating Income (based on cash rents) $ 37,901 $ 37,288 $ 35,126 $ 36,938 $ 35,217 wholly-owned properties (4) (1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (2) Reflects activity for the following property acquired since July 1, 2018, for all periods presented: 799 Broadway (49.7% share). (3) Reflects activity for the following properties sold since July 1, 2018, for all periods presented: Lindbergh Center and One & Three Glenlake. (4) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q3 2019 32

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties Unaudited (in thousands) Nine Months Ended 9/30/2019 9/30/2018 Net Income $ 30,974 $ 4,488 Interest expense (net) 33,280 43,241 Interest income from development authority bonds - (5,400) Income tax expense 18 16 Depreciation 59,512 61,394 Amortization 22,052 24,559 Adjustments included in income (loss) from unconsolidated joint ventures 43,060 43,817 EBITDA $ 188,896 $ 172,115 Gain on sale of real estate assets (42,030) - Gain on sale of unconsolidated joint venture interests - (762) Impairment loss on real estate assets 23,364 30,812 EBITDAre $ 170,230 $ 202,165 (Gain) loss on extinguishment of debt - (23,713) Pre-acquisition costs 2,437 - Adjusted EBITDAre $ 172,667 $ 178,452 Asset and property management fee income (5,681) (5,402) General and administrative - corporate 23,707 24,379 General and administrative - unconsolidated joint ventures 2,486 2,213 Straight line rental income (net) (9,672) (22,295) Above/below lease market amortization, net (3,360) (2,219) Adjustments included in income (loss) from unconsolidated joint ventures (3,278) (5,196) Net Operating Income (based on cash rents) $ 176,869 $ 169,932 Same Store Net Operating Income (based on cash rents) (46,211) (43,534) CXP Ownership of Properties in Unconsolidated Joint Ventures (1) Less Net Operating Income from: Acquisitions (2) 249 - Dispositions (3) (4) (20,592) (26,357) Same Store Net Operating Income (based on cash rents) $ 110,315 $ 100,041 wholly-owned properties (5) (1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (2) Reflects activity for the following property acquired since January 1, 2018, for all periods presented: 799 Broadway (49.7% share). (3) Reflects activity for the following properties sold since January 1, 2018, for all periods presented: Lindbergh Center, One & Three Glenlake, 222 East 41st Street, University Circle (22.5% share) and 333 Market Street (22.5% share). (4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018. (5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q3 2019 33

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties Unaudited (in thousands) Three Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Net Income (loss) $ (20,286) $ 47,747 $ 3,513 $ 5,003 $ 6,429 Interest expense (net) 10,289 10,897 12,094 13,236 13,049 Interest income from development authority bonds - - - (1,471) (1,800) Income tax expense 2 9 7 21 3 Depreciation 19,773 19,335 20,404 20,401 19,878 Amortization 7,485 7,106 7,461 7,995 7,920 Adjustments included in income (loss) from unconsolidated joint 14,224 14,143 14,693 14,327 14,189 ventures EBITDA $ 31,487 $ 99,237 $ 58,172 $ 59,512 $ 59,668 Gain on sale of real estate assets (112) (41,918) - - - Impairment loss on real estate assets 23,364 - - - - EBITDAre $ 54,739 $ 57,319 $ 58,172 $ 59,512 $ 59,668 (Gain) loss on extinguishment of debt - - - 373 - Pre-acquisition costs 2,437 - - - - Adjusted EBITDAre $ 57,176 $ 57,319 $ 58,172 $ 59,885 $ 59,668 Asset and property management fee income (1,914) (1,898) (1,869) (1,982) (1,825) General and administrative - corporate 7,103 8,180 8,424 8,600 8,303 General and administrative - unconsolidated joint ventures 839 838 809 895 746 Adjustments included in income (loss) from unconsolidated joint 1,078 1,033 1,110 1,240 1,061 ventures Net Operating Income (based on GAAP rents) $ 64,282 $ 65,472 $ 66,646 $ 68,638 $ 67,953 Same Store Net Operating Income (based on GAAP rents) (17,534) (17,459) (17,719) (17,701) (17,648) CXP Ownership of Properties in Unconsolidated Joint Ventures (1) Less Net Operating Income from: Acquisitions (2) 39 67 145 67 - Dispositions (3) (5,640) (6,119) (8,151) (9,525) (9,284) Same Store Net Operating Income (based on GAAP rents) $ 41,147 $ 41,961 $ 40,921 $ 41,479 $ 41,021 wholly-owned properties (4) (1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (2) Reflects activity for the following property acquired since July 1, 2018, for all periods presented: 799 Broadway (49.7% share). (3) Reflects activity for the following properties sold since July 1, 2018, for all periods presented: Lindbergh Center and One & Three Glenlake. (4) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q3 2019 34

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties Unaudited (in thousands) Nine Months Ended 9/30/2019 9/30/2018 Net Income $ 30,974 $ 4,488 Interest expense (net) 33,280 43,241 Interest income from development authority bonds - (5,400) Income tax expense 18 16 Depreciation 59,512 61,394 Amortization 22,052 24,559 Adjustments included in income (loss) from unconsolidated joint ventures 43,060 43,817 EBITDA $ 188,896 $ 172,115 Gain on sale of real estate assets (42,030) - Gain on sale of unconsolidated joint venture interests - (762) Impairment loss on real estate assets 23,364 30,812 EBITDAre $ 170,230 $ 202,165 (Gain) loss on extinguishment of debt - (23,713) Pre-acquisition costs 2,437 - Adjusted EBITDAre $ 172,667 $ 178,452 Asset and property management fee income (5,681) (5,402) General and administrative - corporate 23,707 24,379 General and administrative - unconsolidated joint ventures 2,486 2,213 Adjustments included in income (loss) from unconsolidated joint ventures 3,221 3,219 Net Operating Income (based on GAAP rents) $ 196,400 $ 202,861 Same Store Net Operating Income (based on GAAP rents) (52,713) (51,649) CXP Ownership of Properties in Unconsolidated Joint Ventures (1) Less Net Operating Income from: Acquisitions (2) 249 - Dispositions (3) (4) (19,910) (33,289) Same Store Net Operating Income (based on GAAP rents) $ 124,026 $ 117,923 wholly-owned properties (5) (1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (2) Reflects activity for the following property acquired since January 1, 2018, for all periods presented: 799 Broadway (49.7% share). (3) Reflects activity for the following properties sold since January 1, 2018, for all periods presented: Lindbergh Center, One & Three Glenlake, 222 East 41st Street, University Circle (22.55% share), and 333 Market Street (22.5% share). (4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018. (5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q3 2019 35

Columbia Property Trust, Inc. Definitions - Non-GAAP Financial Measures Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences in payments and receipts (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) maintenance capital expenditures (see definition below), and adding back (vi) stock based compensation expense, (vii) non-cash interest expense and (viii) non-cash lease expenses. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net cash flows from operating activities or net income. Adjusted EBITDAre : Adjusted EBITDAre is defined as EBITDAre plus (minus) losses and gains on early extinguishment of debt, plus (minus) losses and gains from interest rate swaps. EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. EBITDAre : EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain items that are not reflective of our core operations, including: (i) losses and gains on interest rate swaps and (ii) losses and gains on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market lease amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - cash rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - GAAP rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties continuously owned and operating for the entirety of the reporting periods presented. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Definitions - Other Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions and first generation leasing. Investment Capital: Capital expenditures incurred to lease space to first generation tenants; to lease space that has been vacant for more than one year; to expand or repurpose building functionality in our existing portfolio; and to bring properties up to our ownership standards. We establish our ownership standards based on Class A office property characteristics typical for the respective local market, including level of finishes, systems, accessibility, and defined market presence. All costs incurred within 36 months of acquisition are considered Investment Capital. Supplemental Information - Q3 2019 36